EXHIBIT 99.1

VIA Announces Adjournment of Special Meeting of Shareholders to June 7, 2024 at 10:00 AM

Central Time to Allow Additional Time for Shareholders to Vote “FOR” the Merger

HOUSTON, May 23, 2024 (ACCESSWIRE) – Via Renewables, Inc. (“Via Renewables” or the “Company”) (NASDAQ: VIA; VIASP), an independent retail energy services company, announced today that it convened its Special Meeting of Shareholders on May 23, 2024, and a proposal to adjourn the meeting was approved in order to provide shareholders with additional time to vote on the Merger Proposal. The Special Meeting will be reconvened on June 7, 2024 at 10:00 AM Central Time exclusively via live webcast at www.virtualshareholdermeeting.com/VIA2024SM. The matters of business before the reconvened Special Meeting will be to approve the Merger Proposal and the Compensation Proposal. Capitalized terms used but not defined in this communication have the meanings given to them in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 28, 2024 under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Shareholders have thus far strongly supported the Merger Proposal and the Compensation Proposal. While the votes FOR the Merger Proposal easily satisfied the majority of issued and outstanding shares of common stock standard of approval required by Delaware law, such votes did not satisfy the “majority of the minority” vote requirement set forth in the merger agreement, which is a non-waivable condition requiring that the Merger Proposal be approved by a majority of the holders of the issued and outstanding shares of the Company’s Class A and Class B common stock at the close of business on March 25, 2024 (the “Record Date”), other than shares (i) held (a) by the Company or any subsidiary of the Company, or (b) held or beneficially owned by William Keith Maxwell, III and any person or entity controlled by Mr. Maxwell, including Parent, Merger Sub and NuDevco Retail, LLC (the “Excluded Shares”); and (ii) any shares held by any (a) member of the Company’s Board of Directors, (b) any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act), and (c) any immediate family members of the foregoing individuals” (the “Insider Shares”). At the time the Special Meeting was convened on May 23, 2024, (i) over 81% of the issued and outstanding shares of the Company’s Class A and Class B common stock, at the close of business on the Record Date, voted FOR the Merger Proposal, (ii) over 44% of the issued and outstanding shares of the Company’s Class A and Class B common stock, other than Excluded Shares and Insider Shares, at the close of business on the Record Date, voted FOR the Merger Proposal, and (iii) over 78% of the votes cast by holders of shares of the Company’s Class A and Class B common stock, other than Excluded Shares and Insider Shares, at the close of business on the Record Date, voted FOR the Merger Proposal.

The record date for determining Class A common stock and Class B common stock shareholders eligible to vote on the Merger Proposal and Compensation Proposal at the reconvened Special Meeting remains March 25, 2024.

The Company strongly encourages any eligible shareholder that has not yet voted their shares, or provided voting instructions to their broker or other record holders, to do so promptly. No action is required by any shareholder who has previously delivered a proxy card and who does not wish to change their vote.

How Shareholders Can Vote:

Shareholders are encouraged to cast their vote promptly FOR the Merger Proposal and Compensation Proposal without further delay. If you are a holder of record of Class A common stock or Class B common stock, you can ensure that your shares are voted at the reconvened Special Meeting by submitting your proxy via:

•	telephone, using the toll-free number listed on your proxy and voting instructions card.

•	the Internet, at the address provided on your proxy and voting instruction card; or

•	mail, by completing, signing, dating and mailing your proxy card and voting instruction card and returning it in the pre-paid envelope provided.

If you have more questions about the Merger, or require assistance in submitting your proxy or voting your shares or need additional copies of the Company’s definitive proxy statement or the proxy and voting instruction card, please contact Alliance Advisors, LLC, who is acting as the proxy solicitor in connection with the Merger.

Alliance Advisors, LLC

200 Broadacres Drive, Suite 300

Bloomfield, NJ 07003

Toll-Free: (866) 612-8434

Email: VIA@AllianceAdvisors.com

If your broker, bank or other nominee holds your shares, you can also call your broker, bank or other nominee for additional information.

About Via Renewables, Inc.

Via Renewables, Inc. is an independent retail energy services company founded in 1999 that provides residential and commercial customers in competitive markets across the United States with an alternative choice for natural gas and electricity. Headquartered in Houston, Texas, Via Renewables currently operates in 105 utility service territories across 20 states and the District of Columbia. Via Renewables offers its customers a variety of product and service choices, including stable and predictable energy costs and green product alternatives.

We use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Investors should note that new materials, including press releases, updated investor presentations, and financial and other filings with the Securities and Exchange Commission are posted on the Via Renewables Investor Relations website at https://viarenewables.com/. Investors are urged to monitor our website regularly for information and updates about the Company.

Additional Information and Where to Find It

More detailed and updated information regarding the Merger and Transactions is set forth in the Definitive Proxy Statement and other materials filed or to be filed with the SEC in connection with the Merger. Shareholders can obtain the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at http://www.viarenewables.com. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS IN THEIR ENTIRETY BEFORE MAKING A VOTING DECISION AS THEY CONTAIN IMPORTANT INFORMATION.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Merger and Transactions. Information regarding the ownership of the Company’s directors and executive officers in the Company’s Common Stock is included in its SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (http://www.viarenewables.com), or through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the Definitive Proxy Statement and other materials filed with the SEC in connection with the Merger.

Cautionary Note Regarding Forward Looking Statements

This communication contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. These forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the use of forward-looking terminology including “may,” “should,” “could,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact, included in this communication related to the Merger, including its timing and effects, conditions to closing and approval requirements, are forward looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurance that such expectations will prove correct.

The forward-looking statements in this communication are subject to risks and uncertainties. Important factors that could cause actual results to materially differ from those projected in the forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or change in vote recommendation; the inability to complete the proposed Merger due to the failure to obtain shareholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger; the failure of the proposed Merger to close for any other reason; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transactions contemplated by the Merger Agreement, including the Merger; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement or otherwise; the risk that the pendency of the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed Merger; the effect of the announcement of the proposed Merger on the Company’s relationships with its contractual counterparties, operating results and business generally; and the amount of the costs, fees, expenses and charges related to the proposed Merger.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2023, under the heading “Item 1A. Risk Factors,” and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should review the risk factors and other factors noted throughout this communication that could cause the Company’s actual results to differ materially from those contained in any forward-looking statement. All forward-looking statements speak only as of the date of this communication. Unless required by law, the Company disclaims any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise. It is not possible for the Company to predict all risks, nor can it assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

For further information, please contact:

Contact: Via Renewables, Inc.

Investors:

Stephen Rabalais, 832-200-3727

Media:

Kira Jordan, 832-255-7302